Tax on Profit/(Loss) for the Year and Deferred Tax	12 Months Ended
Dec. 31, 2022
Deferred tax expense (income) [abstract]
Tax on Profit/(Loss) for the Year and Deferred Tax

Note 9—Tax on Profit/(Loss) for the Year and Deferred Tax

	2022	2021	2020
	(EUR’000)
Tax on profit/(loss) for the year:
Current tax (expense)/income	(5,377)	367	219
	(5,377)	367	219
Tax for the year can be explained as follows:
Profit/(loss) before tax	(577,817)	(383,944)	(419,174)
Tax at the Danish corporation tax rate of 22%	127,120	84,468	92,218
Tax effect of:
Non-deductible costs	(17,094)	(14,800)	(11,815)
Additional tax deductions	13,720	17,117	24,564
Impact from associate	(3,893)	3,169	(1,326)
Other effects including effect of different tax rates	(2,716)	305	2,673
Deferred tax asset, not recognized	(122,514)	(89,892)	(106,095)
Tax on profit/(loss) for the year	(5,377)	367	219
Effective tax rate	0.93%	(0.10)%	(0.05)%

	2022	2021	2020
	(EUR’000)
Specification of Deferred Tax Assets
Tax deductible losses	433,174	313,011	227,234
Other temporary differences	19,961	12,856	7,726
Deferred tax asset, not recognized	(453,135)	(325,867)	(234,960)
Total Deferred Tax Assets at December 31	—	—	—

No changes to deferred tax have been recognized in the consolidated statement of profit or loss for 2022, 2021 or 2020. Deferred tax assets have not been recognized in the consolidated statements of financial position due to uncertainty relating to future utilization. Deferred tax assets can be carried forward without timing limitations.

The Company had tax losses carried forward of €1,985.0 million and €1,437.0 million at December 31, 2022 and 2021, respectively. Tax losses can be carried forward indefinitely, where certain limitations exist for amounts to be utilized each year. Under Danish tax legislation, tax losses may be partly refunded by the tax authorities to the extent such tax losses arise from research and development activities. The jointly taxed Danish entities had a negative taxable income, and accordingly were entitled to a tax refund of approximately €0.7 million for each of the years ended December 31, 2022, 2021 and 2020, respectively.

The Company is entitled to additional tax deductions, determined by annual warrants exercised by employees. For the year ended December 31, 2022, the Company was entitled to additional tax deductions with a tax value of €5.2 million, compared to €4.8 million and €16.3 million for the years ended December 31, 2021, and 2020, respectively. These future tax deductions depends on the timing and amounts of warrant exercises, and accordingly, future additional tax deductions are subject to uncertainties. Refer to Note 7, “Share-based Payment”, regarding a description of warrant programs.

The parent company Ascendis Pharma A/S is jointly taxed with its Danish subsidiaries. The current Danish corporation tax is allocated between the jointly taxed Danish companies in proportion to their taxable income (full absorption with refunds for tax losses). These companies are taxed under the on-account tax scheme.